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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 20, 2000


                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

           Ohio                        0-8076                   31-0854434
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

            Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio                         45263
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
             (Former name or address, if changed since last report.)


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Item 5.  Other Events

         On June 20, 2000, Fifth Third Bancorp announced that its Board of Directors declared a 3-for-2 stock split in the form of a common stock dividend with respect to its common stock, no par value, and an increase in its quarterly cash dividend to $.27 per share of common stock ($.18 per share on a post-split basis). The stock dividend and the cash dividend will be payable on July 14, 2000 to stockholders of record as of June 30, 2000. Any fractional shares created by the stock split will be paid in cash based on the closing price on the June 30, 2000 record date.

Item 7.  Financial Statements and Exhibits

Exhibit 99.1 - Press Release Dated June 20, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIFTH THIRD BANCORP
                                               (Registrant)


Date: June 20, 2000                     By: /s/ Neal E. Arnold
                                           -----------------------
                                            Neal E. Arnold
                                            Executive Vice President
                                            and Chief Financial Officer